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                                                                    EXHIBIT 10.5


                           NON-QUALIFIED STOCK OPTION
                           FOR NON-EMPLOYEE DIRECTORS
                     PURSUANT TO 2004 EQUITY INCENTIVE PLAN



To:
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                                      Name


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                                      Address

Date of Grant:
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         You are hereby granted an option, effective as of the date hereof, to purchase _____ shares of common stock, no par value per share ("Common Stock"), of NCO Group, Inc., a Pennsylvania corporation (the "Company"), at a price of $_____ per share pursuant to the Company's 2004 Equity Incentive Plan (the "Plan"). All capitalized terms that are used and not defined herein shall have the respective meanings given to them in the Plan.

         Your option may first be exercised on and after the earlier to occur of
(i) one year from the date of its grant or (ii) a "Change in Control" (as defined in the Plan) of the Company, but not before that time. On and after the earlier to occur of (i) one year from the date your option is granted or (ii) a Change in Control of the Company, and prior to ten years from the date of its grant, your option may be exercised in whole, or from time to time in part, for up to the total whole number of shares then subject to the option minus the number of shares previously purchased by exercise of the option (as appropriately adjusted for stock dividends, stock splits and what the Board of Directors of the Company deems in its sole discretion to be similar circumstances), except as provided in the Plan. No fractional shares shall be issued or delivered. This option shall terminate and is not exercisable after the expiration of ten years from the date of its grant, except if terminated earlier as hereafter provided.

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (i) cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company, (ii) unless prohibited by the Committee (A) through the delivery of shares of Common Stock which have been outstanding for at least six months (unless the Committee expressly approves a shorter period) and which


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have a fair market value on the date of exercise at least equal to the exercise price, or (B) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price (including in connection with a so-called "cashless exercise" effected by such broker), or (iii) by any combination of the permissible forms of payment. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which you cease to be a director of the Company or a subsidiary corporation (whether by resignation, removal, failure to be reelected or otherwise and regardless of whether the failure to continue as a director was for cause or otherwise), but in no event later than ten years from the date this option is granted. After the date you cease to be a director, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director. If you are a director of a subsidiary corporation, your directorship shall be deemed to have terminated on the date such company ceases to be a subsidiary corporation, unless you are also a director of the Company or another subsidiary corporation, or on that date became a director of the Company or another subsidiary corporation. Your directorship shall not be deemed to have terminated if you cease being a director of the Company or a subsidiary corporation but are or concurrently therewith become a director or employee of the Company or another subsidiary corporation.

         Your option will, to the extent not previously exercised by you, terminate twelve months after the date on which you cease to be a director of the Company or a subsidiary corporation due to death or Disability (as defined in the Plan) (but in no event later than ten years from the date this option is granted). All unexercised options held by you at the time of such termination due to death or Disability shall automatically become exercisable in full. In the event of your death, your executor or administrator, as the case may be, may exercise this option as to all unexercised shares then represented by this option. In the event of your Disability, you or your legal guardian or custodian may exercise this option as to all unexercised shares then represented by this option. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

         Notwithstanding any other provision of the Option, the Committee shall have the right to cancel this Option without notice (a) if your directorship is terminated for: (i) criminal conduct; (ii) willful misconduct or gross negligence materially detrimental to the Company; or (iii) conduct constituting "Cause" as defined in the Plan; or (b) regardless of whether your directorship is continuing or has been terminated, you are in breach of or violate, in a material way, any obligation to, covenant or agreement with or policy of the Company to which you may be a party or by which you may be bound or subject, as the case may be, including without limitation any employment agreement, termination agreement, confidentiality agreement, non-solicitation agreement or non-competition agreement. All determinations and findings with respect to the cancellation of the Option shall be made by the Compensation Committee in its sole and absolute discretion.


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         In the event of any change in the outstanding shares of the Common
Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares and/or other property subject to this option and the option price of such shares and/or other property shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

         This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery may not be consummated without violating a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

         (a) Until the Plan is approved by the shareholders;

         (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

         (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue; or

         (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                  (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for


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investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

                  (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422(b) of the Code and the regulations thereunder.

         ANY DISPUTE OR DISAGREEMENT BETWEEN YOU AND THE COMPANY WITH RESPECT TO ANY PORTION OF THIS OPTION OR ITS VALIDITY, CONSTRUCTION, MEANING, PERFORMANCE OR YOUR RIGHTS HEREUNDER SHALL, AT THE OPTION OF THE COMPANY, BE SETTLED BY ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION OR ITS SUCCESSOR, AS AMENDED FROM TIME TO TIME. HOWEVER, PRIOR TO SUBMISSION TO ARBITRATION YOU WILL ATTEMPT TO RESOLVE ANY DISPUTES OR DISAGREEMENTS WITH THE COMPANY OVER THIS OPTION AMICABLY AND INFORMALLY, IN GOOD FAITH, FOR A PERIOD NOT TO EXCEED TWO WEEKS. THEREAFTER, THE DISPUTE OR DISAGREEMENT WILL BE SUBMITTED TO ARBITRATION AT THE OPTION OF THE COMPANY. AT ANY TIME PRIOR TO A DECISION FROM THE ARBITRATOR(S) BEING RENDERED, YOU AND THE COMPANY MAY RESOLVE THE DISPUTE BY SETTLEMENT. YOU AND THE COMPANY SHALL EQUALLY SHARE THE COSTS CHARGED BY THE AMERICAN ARBITRATION ASSOCIATION OR ITS SUCCESSOR, BUT YOU AND THE COMPANY SHALL OTHERWISE BE SOLELY RESPONSIBLE FOR


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YOUR OWN RESPECTIVE COUNSEL FEES AND EXPENSES. THE DECISION OF THE ARBITRATOR(S)
SHALL BE MADE IN WRITING, SETTING FORTH THE AWARD, THE REASONS FOR THE DECISION AND AWARD AND SHALL BE BINDING AND CONCLUSIVE ON YOU AND THE COMPANY. FURTHER, NEITHER YOU NOR THE COMPANY SHALL APPEAL ANY SUCH AWARD. JUDGMENT OF A COURT OF COMPETENT JURISDICTION MAY BE ENTERED UPON THE AWARD AND MAY BE ENFORCED AS SUCH IN ACCORDANCE WITH THE PROVISIONS OF THE AWARD.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

                                   NCO GROUP, INC.


                                   By: /s/ Michael J. Barrist
                                       ----------------------------------------
                                       Michael J. Barrist
                                       Chairman & Chief Executive Officer


Date of Grant:
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Options Granted:           shares @ $
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                 ACKNOWLEDGEMENT AND ELECTRONIC DELIVERY CONSENT

         I hereby acknowledge receipt of a copy of the foregoing stock option and of the Plan as of the date of grant set forth above, hereby acknowledge that this stock option grant discharges any promise (either verbal or written) of the Company made on or prior to the date of grant to give me a stock option, and, having read it, hereby signify my understanding of, and my agreement with, its terms and conditions. In consideration of the grant, I hereby release any claim I may have against the Company with respect to any promise of a stock option grant or other equity interest in the Company.

         By signing and returning this form, I also consent to receiving the
Section 10(a) prospectus to the Plan and any amendments or supplements thereto and any documents required to be delivered therewith, including a copy of the Company's Form 10-K or Annual Report to Shareholders commencing with the fiscal year ended December 31, 2004, by email at the email address maintained for me by the Company as set forth below. I further acknowledge that I may revoke this consent in whole by providing written notice to:
_______________________________________________________________________________


__________________________________________        _____________________________
Signature of Director                                     (Date)


__________________________________________
Name of Director (Printed)


__________________________________________
Social Security Number

Email Address:____________________________

(Print Name)













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